SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-31566                  42-1547151
----------------------------     ---------------------      --------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
------------------------------------------                   ------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 7.         Financial Statements and Exhibits.

(a)     Not Applicable.

(b)     Not Applicable.

(c)     Exhibits.

                Exhibit No.             Description
                -----------             -----------
                    99                  Press release dated October 30, 2003

Item 12. Results of Operations and Financial Condition.

     On October 30, 2003, Provident Financial Services, Inc. announced its earnings for the quarter ended September 30, 2003. A copy of the press release dated October 30, 2003, detailing earnings for this period is attached as
Exhibit 99 to this report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         PROVIDENT FINANCIAL SERVICES, INC.



DATE:  October 30, 2003              By: /s/ Paul M. Pantozzi
                                         ---------------------------------------
                                         Paul M. Pantozzi
                                         Chairman, Chief Executive Officer and
                                         President










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                                   EXHIBIT 99

               PRESS RELEASE OF PROVIDENT FINANCIAL SERVICES, INC.